BLACKROCK FUNDS V
BlackRock Income Fund
Class K Shares
(the “Fund”)
Supplement dated April 11, 2023 (the “Supplement”) to the Fund’s
Summary Prospectus and Prospectus, each dated January 27, 2023, as supplemented to date
The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:
The Average Annual Total Returns table in the section of the Summary Prospectus entitled “Key Facts About BlackRock Income Fund — Performance Information” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Income Fund — Performance Information” is deleted in its entirety and replaced with the following:

For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Income Fund – Class K Shares
Return Before Taxes	(9.34)%	1.44%	3.00%
Return After Taxes on Distributions	(10.87)%	(0.47)%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares	(5.46)%	0.36%	1.47%
Morningstar LSTA Leveraged Loan Index (Reflects no deduction for fees, expenses or taxes)	(0.77)%	3.27%	3.65%
Bloomberg Global High Yield 100% Hedged USD Index (Reflects no deduction for fees, expenses or taxes)	(11.05)%	1.23%	3.75%
Bloomberg U.S. CMBS Investment Grade Index (Reflects no deduction for fees, expenses or taxes)	(10.91)%	0.77%	1.55%
JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (Reflects no deduction for fees, expenses or taxes)	(12.26)%	1.08%	2.81%
Customized Reference Benchmark (Reflects no deduction for fees, expenses or taxes)	(8.75)%	1.65%	2.99%
Shareholders should retain this Supplement for future reference.
PROV-CSI-K-0423SUP